
<ARTICLE> 7
<LEGEND>

                                                              Exhibit 27

                         RISCORP, INC. AND SUBSIDIARIES

                             Financial Data Schedule
      As of and for the three month period ended March 31, 2000 (Unaudited)
                                 (in thousands)


THIS SCHEDULE  CONTAINS SUMMARY FINANCIAL  INFORMATION  EXTRACTED FROM FINANCIAL
STATEMENTS  AS OF AND FOR THE THREE  MONTH  PERIOD  ENDED  MARCH 31, 2000 AND IS
QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH FINANCIAL STATEMENTS.
</LEGEND>
<MULTIPLIER>                    1000

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-31-2000
<PERIOD-END>                               MAR-31-2000<F1><F2>
<DEBT-HELD-FOR-SALE>                            78,148
<DEBT-CARRYING-VALUE>                                0
<DEBT-MARKET-VALUE>                                  0
<EQUITIES>                                           0
<MORTGAGE>                                           0
<REAL-ESTATE>                                        0
<TOTAL-INVEST>                                  78,148
<CASH>                                           7,630
<RECOVER-REINSURE>                                   0
<DEFERRED-ACQUISITION>                               0
<TOTAL-ASSETS>                                  94,688
<POLICY-LOSSES>                                      0
<UNEARNED-PREMIUMS>                                  0
<POLICY-OTHER>                                       0
<POLICY-HOLDER-FUNDS>                                0
<NOTES-PAYABLE>                                      0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                           386
<OTHER-SE>                                      87,908
<TOTAL-LIABILITY-AND-EQUITY>                    94,688
<PREMIUMS>                                           0
<INVESTMENT-INCOME>                              1,238
<INVESTMENT-GAINS>                                   0
<OTHER-INCOME>                                     120
<BENEFITS>                                           0
<UNDERWRITING-AMORTIZATION>                          0
<UNDERWRITING-OTHER>                                 0
<INCOME-PRETAX>                                   (124)
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                               (124)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                      (124)
<EPS-BASIC>                                     (.00)
<EPS-DILUTED>                                     (.00)
<RESERVE-OPEN>                                       0
<PROVISION-CURRENT>                                  0
<PROVISION-PRIOR>                                    0
<PAYMENTS-CURRENT>                                   0
<PAYMENTS-PRIOR>                                     0
<RESERVE-CLOSE>                                      0
<CUMULATIVE-DEFICIENCY>                              0

<F1>Financial  Data Schedule  information for the year
ending December 31, 1999 is incorporated by reference herein to FORM 10-K/A annual report as filed with the Securities and Exchange Commission by the Company on April 20, 2000.
<F2>Amounts  inapplicable or not disclosed as a separate line on the Statement of Financial Position or Results of Operations are reported as 0 herein.
